CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Value Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
Small Capitalization Value Equity Investments   Small Capitalization Value Equity Investments


/s/ R. Jay Gerken                               /s/ Lewis E. Daidone
-------------------------                       ----------------------------
R. Jay Gerken                                   Lewis E. Daidone
Date:   November 4, 2003                        Date:   November 4, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Small Capitalization Growth Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
Small Capitalization Growth Investments         Small Capitalization Growth Investments

/s/ R. Jay Gerken                               /s/ Lewis E. Daidone
---------------------------                     -------------------------------
R. Jay Gerken                                   Lewis E. Daidone
Date:   November 4, 2003                        Date:  November 4, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION
                                 -------------


R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
International Equity Investments                International Equity Investments

/s/ R. Jay Gerken                               /s/ Lewis E. Daidone
-------------------------                       -----------------------------
R. Jay Gerken                                   Lewis E. Daidone
Date:   November 4, 2003                        Date:  November 4, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION
                                 -------------

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - Emerging Markets Equity Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
Emerging Markets Equity Investments             Emerging Markets Equity Investments


/s/ R. Jay Gerken                               /s/ Lewis E. Daidone
---------------------------                     -------------------------------
R. Jay Gerken                                   Lewis E. Daidone
Date:   November 4, 2003                        Date:   November 4, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION
                                 -------------


R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Consulting Group Capital Markets Funds - International Fixed Income Investments (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
Consulting Group Capital Markets Funds -        Consulting Group Capital Markets Funds -
International Fixed Income Investments          International Fixed Income Investments


/s/ R. Jay Gerken                               /s/ Lewis E. Daidone
---------------------------                     -------------------------------
R. Jay Gerken                                   Lewis E. Daidone
Date:   November 4, 2003                        Date:   November 4, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.